Exhibit 99.2
May 14, 2008 Dana Holding Corporation First-Quarter 2008 Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Steve Superits Vice President Investment Management & Investor Relations Opening Remarks John Devine Executive Chairman Financial Review Ken Hiltz Chief Financial Officer Operations Excellence Gary Convis Chief Executive Officer Closing Remarks John Devine Q&A Session All

First-Quarter Highlights Emerged from Chapter 11 Reorganization on Jan. 31 More profitable Clean balance sheet and good liquidity position Conservatively capitalized, enhanced flexibility Complex financial statements because of Chapter 11 emergence Rebuilding Management Team Executive Chairman Chief Executive Officer Chief Financial Officer Established pay-for-performance approach to compensation Strictly tied to key performance metrics Initiation of Operations Excellence effort

Market Outlook Mixed Dana Outlook First-Quarter '08 Full-Year '08 Revenue $2.3B $9.0B+ Net New Business Market Outlook First-Quarter '08 (vs. '07) Full-Year '08 (vs. '07) Dana Industry Dana Industry Automotive: North America Rest of World Commercial Vehicle: North America Rest of World Off-Highway: North America Rest of World

Steel Impact Steel prices at unprecedented levels Average scrap and hot-rolled steel prices up roughly 30% during Q1 2008 vs. Q1 2007 Prices of both indices continue to climb Dana purchases approximately 1.5 million tons of steel and products with significant steel content annually Agreements with certain customers enable us to mitigate some cost exposure We have taken actions to help mitigate cost through consolidated purchases, contracting with new global sources, identifying alternative materials, and redesigning products to be less dependent on higher-cost steel grades At average scrap steel prices of $525 per ton, Dana could experience an adverse impact of $70 million to $100 million on the annual cost of our steel and steel-based products, net of recovery

Diversification: An Important Strength for Dana Strength for Dana Strength for Dana 67% of '07 Sales to Customers Other than Detroit 3 38% of '07 Sales to Non-Automotive Markets

Product Mix Also Diversified

Income Statement First Quarter Combined 2008 Reorganization Adjustments Fresh Start Adjustments Adjusted 2008 Sales $2,312 $ -- $ -- $2,312 Cost of sales (2,179) 19 (2,160) SG&A (99) (99) Amortization of intangibles (12) 12 -- Other income, net 40 40 Income from continuing operations before realignment, interest, reorganization items, and income taxes 62 31 93 Realignment charges (17) (17) Income from continuing operations before interest, reorganization items, and income taxes 45 31 76 Interest expense (35) (35) Reorganization items 902 (932) (30) Income from continuing operations before income taxes 912 (932) 31 11 Income tax expense (219) 178 (7) (48) Equity earnings, less minority interest (1) (1) Income (loss) from continuing operations 692 (754) 24 (38) Loss from discontinued operations (7) (7) Net income (loss) $ 685 $(754) $24 $ (45) ($ in millions) See supplemental slides for comments and details regarding the presentation of combined information for the three months ended March 31, 2008

Income Statement First Quarter (vs. '07 & '06) Adjusted 2008 2007 2006 Sales $2,312 $2,145 $2,197 Cost of sales (2,160) (2,043) (2,092) SG&A (99) (96) (119) Other income, net 40 46 31 Income from continuing operations before realignment, interest, impairment, reorganization items, and income taxes 93 52 17 Realignment and impairment charges (17) (19) (15) Income from continuing operations before interest, reorganization items, and income taxes 76 33 2 Interest expense (35) (23) (39) Reorganization items (30) (37) (55) Income (loss) from continuing operations before income taxes 11 (27) (92) Income tax expense (48) (15) (22) Equity earnings, less minority interest (1) 6 9 Loss from continuing operations (38) (36) (105) Loss from discontinued operations (7) (56) (21) Net loss $ (45) $ (92) $ (126) ($ in millions)

Segment Sales & Profit First Quarter 2008 2007 2008 2007 Light Axle $ 641 $ 610 $ 28 $ 12 Driveshaft 335 286 38 18 Structures 270 270 22 23 Sealing 195 176 22 18 Thermal 80 72 7 7 Commercial Vehicle 306 340 15 17 Off Highway 479 384 47 41 Other 6 7 (10) (8) Segment operations $2,312 $2,145 169 128 Shared services & other costs (40) (42) Foreign exchange income 19 4 EBITDA $148 $ 90 Segment EBITDA ($ in millions) External Sales See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes.

Cash Flow First Quarter Combined 2008 Reorganization Adjustments Fresh Start Adjustments Adjusted 2008 Net income (loss) $ 685 $ (754) $ 24 $ (45) Depreciation and amortization 105 (31) 74 Deferred income taxes 189 (178) 7 18 Fresh start adjustments (1,009) 1,009 -- Gain on settlement of liabilities and reorganization costs 34 (4) 30 VEBA and claim payments (876) 876 -- Working capital (185) (185) Other operating, net 8 8 Cash provided by (used for) operations (1,049) 949 (100) Purchases of property, plant, and equipment (45) (45) Other investing, net 101 101 Cash provided by investing 56 56 Preferred stock proceeds 771 771 Net increase in debt and other 205 205 Cash provided by financing 976 976 Net increase (decrease) in cash $ (17) $ 949 $ 0 $ 932 ($ in millions) See supplemental slides for comments and details regarding the presentation of combined information for the three months ended March 31, 2008

Cash Flow First Quarter (vs. 2007) Adjusted 2008 2007 Net loss $ (45) $ (92) Depreciation and amortization 74 70 Deferred income taxes 18 Gain on settlement of liabilities and reorganization costs 30 27 Working capital (185) (52) Other operating, net 8 30 Cash used for operations (100) (17) Divestiture and asset sale proceeds 328 Purchases of property, plant, and equipment (45) (39) Other investing, net 101 (15) Cash provided by investing 56 274 Preferred stock proceeds 771 Net increase in debt and other 205 265 Cash provided by financing 976 265 Net increase in cash $ 932 $ 522 ($ in millions)

Cash Flow First Quarter 2008 2007 Cash used for operations $(1,049) $(17) Reorganization and related items: VEBA payments 788 Payment of claims 88 Reorganization expenses 73 10 $ (100) $ (7) Impact of Reorganization & Related Items ($ in millions)

Global Liquidity ($ in millions) Cash $1,283 Less: Deposits supporting obligations (118) Cash in less than wholly-owned subsidiaries (85) Available cash 1,080 Additional cash availability from: Lines of credit (U.S. and Europe) 515 Additional lines of credit supported by letters of credit from the Revolving Facility 40 Total global liquidity $1,635 March 31, 2008

Reorganized Balance Sheet Assets - Cash and other current assets $3,740 $948 $137 $4,825 Property, plant, and equipment 1,763 278 2,041 Intangibles 1 679 680 Goodwill 352 (50) 302 Other non-current assets 466 22 (61) 427 Total assets $6,322 $970 $983 $8,275 Liabilities and Equity - Current liabilities other than debt $1,964 $887 $22 $2,873 Short-term debt 1,078 (935) 143 Long-term debt 19 1,221 1,240 Non-current liabilities and minority interest 710 270 980 Liabilities subject to compromise 3,382 (3,382) Total liabilities 7,153 (2,209) 292 5,236 Preferred stock 771 771 Common stock and paid in capital 352 1,916 2,268 Accumulated deficit and AOCI (1,183) 492 691 -- Total liabilities and equity $6,322 $970 $983 $8,275 Prior Dana Reorganization Adjustments Fresh Start Adjustments Dana January 31, 2008 17 (c) Dana Limited ($ in millions)

Balance Sheet Assets ^ Cash and other current assets $4,231 Property, plant, and equipment 2,049 Intangibles 678 Goodwill 310 Other non-current assets 435 Total assets $7,703 Liabilities and Equity ^ Current liabilities other than debt $2,179 Short-term debt 127 Long-term debt 1,321 Non-current liabilities and minority interest 1,022 Liabilities subject to compromise -- Total liabilities 4,649 Preferred stock 771 Common stock and paid in capital 2,268 Retained earnings and AOCI 15 Total liabilities and equity $7,703 March 31, 2008 18 (c) Dana Limited ($ in millions)

Fresh Start Accounting Inventory valuation accounting Amortization of intangibles Depreciation NOLs Goodwill accounting

Operations Excellence "Jump-starting" our operations is a top priority - "Operations Excellence" Starting with manufacturing - our core and largest business activity Realigned and added resources to support new initiatives Rolling out three key initiatives: Shared metrics Dana Operating System Footprint optimization Employing numerous principles from Toyota experience Working to employ these principles across the enterprise - driving waste out of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes of all systems and business processes

Operations Excellence Develop shared, standardized, targeted metrics across the enterprise Key Performance Indicators (KPIs) Cost-reduction focus Standard review cadence Pilot underway at 14 plants Targeting global roll-out in June

Operations Excellence Develop and deploy Dana Operating System Using many tools and concepts derived from experience at Toyota Train people on various tools, processes, and rules to enable continuous improvement Learn by doing Value and encourage perseverance Phase I roll-out focused in North America, where greatest opportunity exists Global roll-out to follow

Operations Excellence Manufacturing Footprint Optimization Operating improvements will be paralleled by regular reviews of global manufacturing footprint Ensure we are producing the right products in the right places to best serve customers

Operational Excellence Group Support organization formed to expedite progress in three operations initiatives Led by Gilberto Ceratti, president of Structural Products and Driveshaft Products groups Highly capable in-house staff and talented new additions Team will engage plant leadership and union partners to own and drive changes necessary to win in today's highly competitive marketplace Strengthen Dana Kaizen power Grow our own capability

Extending Principles to the Entire Enterprise All of Dana must improve operational effectiveness Dana Operating System disciplines and tools will be used across our organization to improve efficiency in support organizations: Supply Chain Management, Human Resources, Information Technology, Finance Drive waste out of all systems and business processes

Key Priorities: 2008 Priorities Recent Actions Goals for Balance of Year Continue to strengthen organization Rebuild the Team Jump-Start Operations Address Strategic Issues Financial Performance & Plans Roll-out across organization Continue to attack cost structure Prioritize investments by businesses, customers, and markets China plan Continued focus on profits and cash flow Attack working capital Steel-related pricing New CEO New CFO Manufacturing talent Operations Excellence - Manufacturing Three Priorities: Metrics, Dana Operating System, footprint Evaluating business options and growth opportunities Q1 profit improvement Cash management Strong liquidity and balance sheet

Q&A Session

Supplemental Slides

29 (c) Dana Limited Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the two months ended March 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10-Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the three months ended March 31, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first quarter of 2008. Slide 12 refers to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The last supplemental slide provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

30 (c) Dana Limited

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